UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION

                             WASHINGTON,  DC  20549


                                    FORM  8-K

                                 CURRENT  REPORT

                  PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                       SECURITIES  EXCHANGE  ACT  OF  1934



   DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  NOVEMBER 26, 1999



                       EQCC HOME EQUITY LOAN TRUST 1999-3
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                                     59-3594136
                                                     59-3594138
                                                     59-3594139
      DELAWARE               333-71489               59-3594140
      --------               ---------               ----------
      (STATE OR OTHER        (COMMISSION FILE        (IRS EMPLOYER
      JURISDICTION OF        NUMBER)                 IDENTIFICATION NO.)
      INCORPORATION



                        EQCC HOME EQUITY LOAN TRUST 1999-3
                            10401 DEERWOOD PARK BLVD.
                           JACKSONVILLE, FLORIDA 32256


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (904)457-5000

ITEM  5.          OTHER  EVENTS
                  -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN EXHIBIT  99  HERETO  IN  RESPONSE  TO  THIS  ITEM  5.


ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  STATEMENTS  AND
                  --------------------------------------------------------------
                  EXHIBITS
                  --------

(C)     EXHIBITS

99          TRUSTEE'S  REMITTANCE REPORT IN RESPECT OF NOVEMBER 1999, REMITTANCE
            DATE.

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                    SERIES EQCC HOME EQUITY LOAN TRUST 1999-3
                    -----------------------------------------
                                   (REGISTRANT)

                        EQUICREDIT CORPORATION OF AMERICA
                        ---------------------------------
                                AS REPRESENTATIVE


DATED:  NOVEMBER  30,  1999               BY:  /S/JAMES B. DODD
        -------------------                    ----------------
                                          NAME:   JAMES B. DODD
                                          TITLE:  VICE PRESIDENT/GENERAL COUNSEL
                                                  (DULY AUTHORIZED OFFICER)

                                     ------
                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99     TRUSTEE'S  REMITTANCE  REPORT  IN RESPECT OF THE NOVEMBER 1999 REMITTANCE
       DATE.